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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: August 15, 2005


                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                  000-26559                  330-751560
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)


     #900 - 789 West Pender Street, Vancouver, B.C. Canada        V6C 1H2
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         (Address of principal executive offices)              (Postal Code)


       Registrant's telephone number, including area code: (604) 632-9638


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.


         China Mobility Solutions, Inc. (the "Registrant") has raised $3,350,000 in a private placement of its securities, on a "best efforts, all or none" basis (the "Offering") of 134 units (the "Units"). The Offering was for $2 million with an over-subscription of up to $1,350,000. Each Unit was sold for $25,000, consisting of $25,000 principal amount of senior convertible debentures (the "Debentures"), and Class A Warrants and Class B Warrants, to purchase shares of common stock, $0.001 par value (the "Common Stock") of the Registrant. The Debentures are initially convertible at $.35 per share for 71,429 shares of Common Stock; mature on August 15, 2006 and accrue interest at a rate of not less than 6% per annum equal to the sum of 2% per annum plus the one-month London Inter-Bank Offer Rate (LIBOR). The Debentures are subject to redemption at 125% of the principal amount plus accrued interest commencing six months after the effective date (the "Effective Date") of the registration statement concerning the securities sold in the Offering.

         In addition, if for the 12 months ending August 15, 2006, the Company issues or sells any shares of Common Stock or any equity or equity equivalent securities (collectively, "Common Stock Equivalents") for a per share consideration less than the Conversion Price on the date of such issuance or sale (a "Dilutive Issuance"), then the Conversion Price shall be adjusted so as to equal the value of the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock or Common Stock Equivalents so issued. The same provision applies to the warrants ending on their Expiration Date.

         Each Unit also includes: (i) Class A Warrants exercisable at $.44 per share to purchase 71,429 shares of Common Stock for two years from the Effective Date, but no later than February 15, 2008; and (ii) Class B Warrants exercisable at $.52 per share to purchase 71,429 shares of Common Stock for three years from the Effective Date, but no later than February 15, 2009. The Class A and Class B Warrants are subject to redemption by the Company at any time commencing six months and twelve months, respectively, from the Effective Date; provided the average closing bid price of the Common Stock equals or exceeds 175% of the respective exercise prices for 20 consecutive trading days.

         If any Event of Default occurs and at any time thereafter, the principal amount, all accrued but unpaid interest on, and all other amounts payable under this Debenture may be declared, and upon such declaration shall become, immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. An Event of Default includes: failure to pay principal or interest when due; dissolution; an act of bankruptcy; foreclosures; certain judgments; failure to perform any agreement contained in the Debenture and related transaction agreements; default on other indebtedness; breach of any representation or warranty made in this transaction.

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         If payment of the outstanding principal amount of the Debenture, together with accrued unpaid interest thereon at the applicable rate of interest is not made by such Accelerated Maturity Date (any date prior to the Maturity
Date), interest shall accrue (including from and after the date of the entry of judgment in favor of the Holder in an action to collect the Debenture) at an annual rate equal to the lesser of twelve percent (12%) or the maximum rate of interest permitted by applicable law.

         Upon an Event of Default the Holder may (i) sue in equity or at law, or both, (ii) enforce payment of the Debenture, or (iii) enforce any other legal or equitable right of the holder of the Debenture.

         Pursuant to the Registration Rights Agreements entered into between the Company and the investors, the Company agreed to file the registration statement covering the resale of all shares underlying the Debentures and Warrants no later than September 15, 2005. If such registration statement is not filed by September 15, 2005, or declared effective within 90 days following the filing of such registration statement, and/or certain other events occur, the Company shall pay to each investor liquidated damages equal to 2% of the purchase price per month up to an aggregate of 16% of the purchase price.

         The Closing occurred on August 15, 2005, as the Registrant received total gross proceeds of $3,350,000 and net proceeds of approximately $2,866,000, after deducting fees payable to the placement agent and expenses of the Offering. These fees included a 10% sales commission equal to $335,000, a 3% non-accountable expense allowance of $100,500 (less $25,000 that was already paid as a non-refundable advance), as well as other transaction and legal expenses payable by the Registrant.

         The net proceeds received in this Offering will first be used to support the growth of its fixed assets and sales support offices. The Registrant has allocated a portion of the proceeds of this Offering to the launch of its next four mobile business solutions: Office Automation Solutions, Mobile Banking, Mobile Tax Services, and SMS-based Services for Police. The Registrant also intends to use the proceeds to open approximately 15 small sales support offices throughout China. Other remaining proceeds from this Offering will be used for research and development, and for working capital and general corporate uses. Included in this amount is $250,000 to develop an investor relations/public relations program. The Registrant will use proceeds from this Offering to fund its acquisition of new products. These proceeds will be used to identify, analyze and finalize opportunities for the acquisition of other mobile solution companies in China intended to deliver respective synergistic benefits.

         The Units were offered to certain institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

         This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.


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         This communication is not used for the purpose of conditioning the market in the United States for any of the securities offered. The securities offered will not be or have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

4.1      Form of Senior Convertible Debenture

4.2      Form of Class A Warrant

4.3      Form of Class B Warrant

10.1     Form of Debenture Purchase and Warrant Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CHINA MOBILITY SOLUTIONS, INC.
                                         (Registrant)



Date: August 17, 2005                    By: /s/ Angela Du
                                             ----------------------------------
                                             Angela Du, President



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